                                                                  Exhibit 10.181


[GRAPHIC OMITTED]        Department of General Services
                        Purchasing and Contracts Division

    500 S Grand Central Pky 4th Fl o P O Box 551732 o Las Vegas NV 89155-1732
                       (702) 455-2897 o Fax (702-386-4914

                  Ted J. Olivas, Purchasing & Contracts Manager

================================================================================

November 13, 2001



Mr. Robert Terril
MEADOW VALLEY CONTRACTORS, INC.
P.O. Box 549
Maopa, Nevada 89025

RE: NOTICE OF AWARD, BID NUMBER 4968-01; FRANK SINATRA AT TROPICANA AVENUE PWP NO. CL-2001-771

Dear Mr. Terril:

Thank you for your prompt return of the requested bonds and insurance. The documents provided appear to be in order. Therefore, this project is hereby awarded to your company in the amount of $8,346,355.73. Enclosed is your copy of contract documents.

The Public Works Department will administer this contract and will be in contact with you in the near future to schedule the pre-construction meeting and issue the Notice to Proceed.

Thank you for your continued interest in doing business with Clark County.

Sincerely,



/s/ REGINA R. HEILMAN-RYAN
REGINA R. HEILMAN-RYAN, C.P.M.
Purchasing Analyst

:sls

Enclosure

cc:  M.J. Manning, Public Works
     Leslie R. Henley, Public Works
     Bobby Shelton, Public Works





                          Board of County Commissioners

              Dario Herrera, Chairman o Myrna Williams, Vice-Chair
   Yvonne Atkinson Gates o Erin Kenny o Mary Kincaid-Chauncey o Chip Maxfield
                 Bruce L. Woodbury o Thom Reilly, County Manager

                              CLARK COUNTY, NEVADA

                                    BID FORM
                                 BID NO. 4968-01
                        FRANK SINATRA AT TROPICANA AVENUE
                             PWP NUMBER: CL-2001-771

                         MEADOW VALLEY CONTRACTORS, INC.
--------------------------------------------------------------------------------
                                     (NAME)

                        P.O. BOX 549, MAOPA, NEVADA 89025
--------------------------------------------------------------------------------
                                    (ADDRESS)

I, THE UNDERSIGNED BIDDER:

1. Agree, if awarded this Contract, I will complete all work for which a Contract may be awarded and to furnish any and all labor, equipment, materials, transportation, and other facilities required for the services as set forth in the Bidding and Contract Documents.

2. Have examined the Contract Documents and the site(s) for the proposed work and satisfied themselves as to the character, quality of work to be performed, materials to be furnished and as to the requirements of the specifications.

3. Have completed all information in the blanks provided and have submitted the following within this Bid:

     a. Have listed the name of each Subcontractor which will be paid an amount exceeding 5% of the Total Base Bid amount.

     b. Attached a bid security (in the form of, at my option, a Cashiers Check, Certified Check, Money Order, or Bid Bond in favor of the Owner in the amount of 5% of the Total Base Bid Amount.

     c. Have enclosed my Certificate of Eligibility issued by the Nevada State Contractors Board, if it applies.

4. I acknowledge that if I am one of the 3 apparent low bidders at the bid opening, and if I have listed Subcontractor(s) pursuant to NRS 338.141.1, I must submit Bid Attachment 2 within two hours after completion of the bid opening pursuant to the Instructions to Bidders, and I understand that hand delivery is recommended, and Owner shall not be responsible for lists received after the 2 hour time limit, regardless of the reason. This Attachment will be time stamped by the Department of General Services. I understand that submission after the 2 hour time limit is not allowed and will be returned to me and the bid may be deemed non-responsive.

     I acknowledge that for:

     a.   Projects EXCEEDING $5,000,000.

          1) I need to list only subcontractors which will provide labor/improvements exceeding 1% of the prime contractor's total base bid amount, or $50,000.00 whichever is greater.

5. Upon faxed or mailed receipt of a Notice of Intent to Award the Contract, I will provide the following submittals within 7 days from receipt of the
     Notice:

     a. Performance Bond, Labor and Material Payment Bond and a Guaranty Bond, for 100% of the Contract amount as required.

     b. Certificates of insurance for Commercial General Liability in the amount of $1,000,000. Automobile Liability in the amount of $1,000,000. Explosion, Collapse and Underground in the amount of $1,000,000, and workers' compensation insurance issued by an insurer qualified to underwrite workers' compensation insurance in the State of Nevada, as required by law.

6. I acknowledge that if I do not provide the above submittals on or before the 7th calendar day after receipt of the Notice of Intent to Award, or do not keep the bonds or insurance policies in effect or allows them to lapse during the performance of the Contract, I will pay over to the Owner the amount of $6,500 per day as liquidated damages.

7. I confirm this bid is genuine and is not a sham or collusive, or made in the interest of, or on behalf of any person not herein named, nor the Bidder in any manner sought to secure for themselves an advantage over any other bidder.

8. I further propose and agree that if my bid is accepted, I will commence to perform the work called for by the plans and Contract within 7 calendar days after Notice to Proceed is issued and I will complete all work within the calendar days specified in the Instructions to Bidders.

9. I further propose and agree that I will accept as full compensation for the work to be performed the price written in the Bid Schedule below.

10. I have carefully checked the figures below and will not hold Owner will not be responsible for any error or omissions in the preparation or submission of this Bid.

11. I agree no verbal agreement or conversation with an officer, agent or employee of the owner, either before or after the execution of the contract, shall affect or modify any of the terms or obligations of this Bid.

12. I am responsible to ascertain the number of addenda issued, and I hereby acknowledge receipt of the following addenda:

          Addendum No. 1 dated 7-27-01       Addendum No. 4 dated 9-26-01
          Addendum No. 2 dated 8-20-01       Addendum No. 5 dated 9-27-01
          Addendum No. 3 dated 9-14-01       Addendum No. 6 dated 10-3-01


                                       5-1

                                                                                       Bid Form
                                                                                Bid No. 4968-01
                                                                     Revised Per Addendum No. 3
                                                              Frank Sinatra at Tropicana Avenue
===============================================================================================
 ITEM                                                                 APPROX.
NUMBER          ITEM DESCRIPTION                          UNIT        QUANITY        TOTAL
===============================================================================================
627 0540    Permanent Signs, Reset                         S.F.           71      $      604.92
-----------------------------------------------------------------------------------------------
628 0101    Type I Film (Arrow Legend)                     EA.            52      $    8,030.36
-----------------------------------------------------------------------------------------------
628 0102    Type I Film ("ONLY" Legend)                    EA             22      $    4,217.40
-----------------------------------------------------------------------------------------------
628 0110    Type I Film (Crosswalks)                       S.F.          334      $    1,780.22
-----------------------------------------------------------------------------------------------
628 0120    Type I Film (Stop Bar)                         S.F.          746      $    3,976.18
-----------------------------------------------------------------------------------------------
628 0130    Type I Film (Chevron Island)                   S.F.          105      $      559.65
-----------------------------------------------------------------------------------------------
630 0001    Adjust Manhole                                 EA              3      $    1,597.50
-----------------------------------------------------------------------------------------------
633 0000    Non-Reflective Pavement Markers                EA          4,807      $    7,691.20
-----------------------------------------------------------------------------------------------
633 0004    Reflective Pavement Markers                    EA          1,718      $    4,569.88
-----------------------------------------------------------------------------------------------
633 0008    Temporary Reflective Pavement Markers          EA            440      $    1,170.40
-----------------------------------------------------------------------------------------------
633 0609    Epoxy Paint Striping (4-inch Solid White)      L.F.          595      $      547.40
-----------------------------------------------------------------------------------------------
633 0612    Epoxy Paint Striping (8-Inch Solid White)      L.F.       12,559      $   11,554.28
-----------------------------------------------------------------------------------------------
633 0616    Epoxy Paint Striping (12-Inch Solid White)     L.F.        3,462      $    5,262.24
-----------------------------------------------------------------------------------------------
633 0620    Epoxy Paint Striping (8-Inch Solid Yellow)     L.F.       10,815      $    9,949.80
-----------------------------------------------------------------------------------------------
635 0001    Type 1 Temporary Pavement Markings             S.F.       43,260      $   85,654.80
-----------------------------------------------------------------------------------------------
637 0100    Dust Control                                   L.S.            1      $    2,343.00
-----------------------------------------------------------------------------------------------
637 0500    Dust Palliative                                S.Y.       40,000      $    5,200.00
-----------------------------------------------------------------------------------------------
640 0100    Soil Nail Retaining Wall RW-4                  S.F.        5,080      $  208,330.80
-----------------------------------------------------------------------------------------------
641 0544    Impact Attenuator (55 mph)                     EA.             1      $   21,372.68
-----------------------------------------------------------------------------------------------
641 0548    Impact Attenuator (70 mph)                     EA.             1      $   33,387.78
-----------------------------------------------------------------------------------------------

                                                                 GRAND TOTAL      $8,374,776.73
===============================================================================================


                                   Revised 5-7

                                                                        Bid Form
                                                                 Bid No. 4968-01
                                               Frank Sinatra at Tropicana Avenue

14.  BUSINESS ENTERPRISE INFORMATION:
     --------------------------------

     The Prime Contractor submitting this Bid is a [ ] MBE [ ] PBE [ ] SBE [ ] NBE [ ] LBE as defined in the instructions to Bidders.

15.  /s/ ROBERT TERRIL
     ------------------------------------------------------
     SIGNATURE OF BIDDER

     ROBERT TERRIL
     ------------------------------------------------------
     NAME OF BIDDER (PRINT OR TYPE)

     MEADOW VALLEY CONTRACTORS, INC.
     ------------------------------------------------------
     LEGAL NAME OF FIRM AS IT WOULD APPEAR IN CONTRACT

     P.O. BOX 549
     ------------------------------------------------------
     ADDRESS OF FIRM

     MOAPA, NEVADA 89025
     ------------------------------------------------------
     CITY, STATE, ZIP CODE

     702-864-2575            702-864-2580
     -------------------     ------------------------------
     TELEPHONE NUMBER        FAX NUMBER

     NEVADA STATE CONTRACTOR'S BOARD LICENSE INFORMATION:
     ----------------------------------------------------

     LICENSE NUMBER: #0019258
                     --------------------------------------

     LICENSE CLASS: A
                    ---------------------------------------

     LIMIT AMOUNT: UNLIMITED
                   ----------------------------------------

     OCTOBER 4, 2001
     -------------------
     TODAY'S DATE




                                       5-9

                                                        BOND NUMBER: 024-006-369
                                                        BID NO. 4968-01
                                                        CLARK COUNTY, NEVADA

                                PERFORMANCE BOND

IMPORTANT: SURETY COMPANIES EXECUTING BONDS MUST BE LICENSED TO ISSUE SURETY BY THE STATE OF NEVADA INSURANCE DIVISION PURSUANT TO NEVADA REVISED STATUTE 683A.090 ISSUED BY AN APPOINTED AGENT PURSUANT TO NEVADA REVISED STATUTE 6834.280. INDIVIDUAL SURETY BONDS ARE NOT ACCEPTABLE.

KNOW ALL MEN BY THESE PRESENTS,

That Meadow Valley Contractors, Inc. as Principal Contractor, and Liberty Mutual Insurance Company Surety are held and firmly bound unto Clark County, Nevada, hereinafter called Owner, in the sum of ($8,346,355.73) Eight Million Three Hundred Forty Six Thousand Three Hundred Fifty Five and 73/100 dollars for the payment of which sum well and truly to be made, we bind ourselves, our heirs, executors, administrators, successors, and assigns, jointly and severally, firmly by these presents.

WHEREAS, said Contractor has been recommended for award and shall enter into the contract with said Owner to perform all work required under the Bidding Schedule(s) BID NO. 4968-01 of the Owner's specifications, entitled FRANK SINATRA AT TROPICANA AVENUE.

NOW THEREFORE, if said Contractor shall perform all the requirements of said contract required to be performed on their part, at the times and in the manner specified therein, then this obligation shall be null and void, otherwise it shall remain in full force and effect.

PROVIDED, that any change order(s), alterations in the work to be done or the materials to be furnished, which may be made pursuant to the items of said contract, shall not in any way release said Contractor or said Surety thereunder, nor shall any extensions of time granted under the provisions of said contract release either said Contractor or said Surety, and notice of such change order(s), alterations or extensions of the contract is hereby waived by said Surety.

SIGNED this 7th day of November 2001        (SEAL AND NOTARIAL ACKNOWLEDGEMENT
                                            OF SURETY)
Countersigned resident agent in Nevada.
Pursuant to Nevada Revised Statute          Meadow Valley Contractors, Inc.
680A.300:                                   ------------------------------------
----------------------------------------
                                            ROBERT TERRIL, AREA MANAGER
                                            ------------------------------------
Suzanne J. Poole
----------------------------------------    By: /s/ ROBERT TERRIL
          (Resident Agent)                      --------------------------------
                                                          (Signature)
36709
----------------------------------------    Surety: Liberty Mutual Insurance
    (State of Nevada License Number)                Company
                                                    ----------------------------
AON Risk Service Inc. of NV
----------------------------------------                    1675
       (Appointed Agent Name)               ------------------------------------
                                              (State of Nevada License Number)

By: /s/ ILLEGIBLE                           Aon Risk Services, Inc.
----------------------------------------    ------------------------------------
               (Signature)                         (Approved Agent Name)

Address: 2300 W. Sahara Ave 560             By: /s/ JERI APODACA
----------------------------------------        --------------------------------
                                                         (Signature)
Las Vegas, NV 89102                             Jeri Apodaca, Attorney-in-Fact
----------------------------------------        --------------------------------

Telephone: 702-227-0300                     Address: 695 Town Center Drive,
----------------------------------------             Suite 500
                                                     ---------------------------

                                                     Costa Mesa, CA 92626
                                                     ---------------------------

                                            Telephone No. 714-641-8355
                                                          ----------------------

ISSUING COMPANY MUST HOLD CERTIFICATES OF AUTHORITY AS ACCEPTABLE SURETY ON FEDERAL BONDS AND AS ACCEPTABLE REINSURING COMPANY WITH LISTING IN THE DEPARTMENT OF TREASURY, FISCAL SERVICE, (DEPARTMENT OF CIRCULAR "570." CURRENT REVISIONS).


                                       A-4